Exhibit 99.1

BDO Seidman, LLP	1001 Morehead Square Drive, Suite 300
Accountants and Consultants	Charlotte, North Carolina 28203
Telephone: (704) 887-4236
Fax:(704) 887-4290

April 15, 2008

Securities and Exchange Commission

100 F Street N.E.

Washington, D.C. 20549

We have been furnished with a copy of the response to Item 4.01 of Form 8-K for the event that occurred on April 10, 2008, to be filed by our former client, Golf Trust of America, Inc. We agree with the statements made in response to that Item insofar as they relate to our Firm.

Very truly yours,

BDO Seidman, LLP